SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 15, 2003


                              TAG-IT PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                   1-13669                   95-4654481
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                         21900 Burbank Blvd., Suite 270
                            Woodland Hills, CA 91367


                    (Address of Principal Executive Offices)


                                 (818) 444-4100
                         (Registrant's Telephone Number)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1        Press release dated May 15, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

On May 15, 2003, Tag-It Pacific, Inc. (the "Registrant") issued a press release regarding its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition." In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 15, 2003                     TAG-IT PACIFIC, INC.


                                 By:        /s/ Ronda Sallmen
                                          -----------------------------------
                                          Ronda Sallmen
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Description
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99.1              Press Release dated May 15, 2003, published by the Registrant.


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